K's Media appoints several Independent Directors

Monday November 24, 3:40 pm ET

BEIJING, Nov. 24 /PRNewswire/ -- K's Media (the "Company") (OTC Bulletin Board: KVME - News), a company engaged in specialized media and advertising activities in China, announced today that it has appointed several Independent Directors and has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

In order to expand the Company's corporate governance standards, and to be in connection with the Company's application for quotation on NASDAQ, the Company has appointed Mr. Bernard Chan, Mr. Jie Wang, Mr. Peng Jin, Mr. Qing Ren and Mr. Leslie Lou as its Independent Directors. Meanwhile, the Company has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The Audit Committee composed of three independent directors: Mr. Bernard Chan, Mr. Jie Wang and Mr. Qing Ren; the Compensation Committee composed of two independent directors: Mr. Bernard Chan and Mr. Jie Wang, and the Nominating and Corporate Governance Committee composed of three independent directors: Mr. Bernard Chan, Mr. Jie Wang and Mr. Qing Ren.

Mr. Chan, 44, has over 18 years of experience in the areas of financial advisory, direct private investments and corporate finance. Between 2003 and 2007, he was the chief financial officer for US companies, Asia Payment Systems, Inc. and China World Trade Corporate, which was listed on OTC Bulletin Board, where he oversaw M&A and financial projects. He also served as Managing Partner of a Hong Kong corporate finance providing advisory of U.S. listing and capital raising. Prior to that, Mr. Chan was a member of senior management for several listed companies in Hong Kong and one of the largest private landowner in Hawaii, focusing on direct investments and assets management. He is also a Registered Investment Advisor. Mr. Chan earned his Master of Business Administration Degree in International Management and Investment Finance, Master of Science Degree in Applied Econometrics, and Bachelor of Business Administration Degree in Investment Finance, all from the University of Hawaii.

Mr. Wang, 53, has been working as Partner and Managing Director of Hi-Gold Consultants Limited since 2001. Hi-Gold is a consulting firm located in Hong Kong. He currently also serves as Independent Director of a Shanghai listed public company and as Director in two other private companies in China. Positions previously held by Mr. Wang include Managing Director of Beijing based Orient Century Securities Investment Consultation, Senior Advisor to the Chairman and CEO of Guangxi Yuchai Machinery Company Ltd and China Yuchai International (a NYSE listed company), Deputy Director of Fund Management Department of Stock Exchange Executive Council (SEEC, Beijing), and Trader in Forex Funding Department of CITIC Industrial Bank. Wang Jie graduated from Concordia University in Montreal, Canada with a MBA degree and from People University of China in Beijing of China with BA economics. He also studied in the programs and received certificates of Chinese Securities Course for Independent Directors at the Securities Association of China/School of Economics and Management, Tsinghua University in Beijing, and the Canadian Securities Course at the Canadian Securities Institute in Toronto of Canada.

Mr. Jin, 33, is the founder and CEO of Shanghai Dingbiao Internet Technology Co., Ltd. He also found Shanghai Sihan Culture Communication Co., Ltd. in 2006. The Company was sold to a third party in 2007. Previous positions of Mr. Jin included Vice President of Shanda Corporation, and Deputy Director of Shanda Family Strategy. Mr. Jin earned his PhD from School of International Relations and Public Affairs, Fudan University in Shanghai, China.

Mr. Ren, 29, is currently the Vice Chairman of China Enterprises National Energy Group, a position he has held since 2007. He served as director of KaiRong National Trading Ltd. and Vice President of Hong Kong MingHua Electronic Ltd. Mr. Ren graduated from University of British Columbia with BA in economics.

Mr. Lou, 60, has over 30 years of experience in business operation and management. Since 2002, he has been consultant director for Group Fame International Limited (GFI) and GFI Korea, which is in the Chartered Private aircraft business in Asia. Prior to joining GFI, he was Operations Manager for TSI Manufacturing LLC (HK) Limited, Managing Director of Advanced Technology Production Limited (ATP)- Hong Kong, Operations Manager for Esprit Systems (Hong Kong) Limited and Hazeltine Corporation. Mr. Lou has earned a MBA in Marketing from New York University, New York.

With these changes, the Company's Board of Directors now comprises nine members including five independent and four non-independent directors, and each of its Audit Committee and its Nominating and Corporate Governance Committee is composed of three independent directors, its Compensation Committee is composed of two independent directors.

Mr. Ke Wang, the Company's Chairman said, "We warmly welcome Mr. Chan, Mr. Wang, Mr. Jin, Mr. Ren and Mr. Lou to our board of directors, and I am confident that K's Media will benefit extensively from the depth of their experiences. We are pleased to now have audit, nominating and corporate governance, and compensation committees comprising solely independent directors, which reaffirm K's Media's commitment to strong corporate governance", stated Yan Zhuang, CEO of the Company.

About the Company:

The Company targets premium brand advertisers by placing their commercials in KTV lounges in China. Attempts to reach high-end consumers through traditional advertising channels with powerful and visually appealing presentations may be costly and inefficient. The Company believes that placing ads in KTV lounges is both innovative and unique and could prove to be a highly effective method of advertising. KTV lounges are popular in Asia, providing private rooms with karaoke systems, which are used for group entertainment or business purposes. The Company believes that advertising on KTV screens offers an impressive and influential way to target high-end consumers.

Forward-looking Statements:

Certain statements made in this press release are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this report are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the Company's actual results, performance or achievements, or industry results, to differ materially from any future results, performance, or achievements implied by such forward-looking statements. Statements in this press release that are forward-looking statements are based largely on our current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations, and objectives and financial needs. Actual results may differ materially from expected results including with respect to the following factors: correct measurement and identification of factors affecting the Company's business or the extent of their likely impact, the accuracy and completeness of the publicly available information with respect to the factors upon which the Company's business plan is based or the success of its business strategy, including, but not limited to, the availability of financing on acceptable terms necessary to continue the deployment of the Company's advertising network, acquisitions of necessary devices in the markets in which the Company intends to deploy its advertising systems, and the impact of rules and regulations promulgated by regulatory agencies in the countries in which the Company operates. The Company undertakes no obligation to update or revise any forward-looking statements, either to reflect new developments, or for any other reason, except as required by law.

    For more information, please contact:

     Yan Zhuang
     K's Media
     Tel:      +1-888-685-3791
     Email:    investor@mediaks.cn
     Web site: http://www.mediaks.cn

Source: K's Media